REGISTRATION RIGHTS AGREEMENT

         REGISTRATION RIGHTS AGREEMENT (this "Agreement") dated as of March 9, 2005 by and among Maverick Oil and Gas, Inc., a Nevada corporation having its principal place of business at 22 Park Crescent, London, United Kingdom W1B 1PE ("Maverick") and the three individuals whose names appear on the signature page hereto (individually, a "Holder," and together, the "Holders").

                                   WITNESSETH:

         WHEREAS, the Holders sold their respective membership interests in Hurricane Energy, LLC, a Delaware limited liability company ("Hurricane") to Maverick pursuant to an LLC Interest Purchase Agreement dated March 9, 2005 (the "Purchase Agreement");

         WHEREAS, the Holders received from Maverick as partial consideration for their respective membership interests shares (the "Holders' Shares") of Maverick's common stock, par value $.001;

         WHEREAS, Section 3.3(e) of the Purchase Agreement provides for registration by Maverick with the United States Securities and Exchange Commission of a total of 800,000 of the Holders' Shares (the "Registrable Securities, as further defined herein) for resale such that 200,000 of the Holders' Shares shall be covered by a registration statement to be filed and declared effective by Maverick or before the first anniversary of the Closing Date, and 600,000 of the Holders' Shares shall be covered by a registration statement to be filed and declared effective by Maverick on or before the second anniversary of the Closing Date.

         NOW, THEREFORE, in consideration of the covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Definitions.

         Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to such terms in the Purchase Agreement. Additionally, the following terms shall have the meanings ascribed to below:

              (a) "Common Stock" shall mean Maverick's common stock, $.001 par value.

              (b) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.

              (c) "Person" shall mean an individual, partnership (general or limited), corporation, limited liability company, joint venture, business trust, cooperative, association or other form of business organization, whether or not regarded as a legal entity under applicable law, a trust (inter vivos or testamentary), an estate of a deceased, insane or incompetent person, a quasi-governmental entity, a government or any agency, authority, political subdivision or other instrumentality thereof, or any other entity.

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              (d) "Register," "registered," and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or order of effectiveness of such registration statement.

              (e) "Registration Statement" shall mean any registration statement of Maverick filed with the SEC pursuant to the provisions of Section 2 of this Agreement, which covers the resale of the Registrable Securities on an appropriate form then permitted by the SEC to be used for such registration and the sales contemplated to be made thereby under the Securities Act, and all amendments and supplements to such registration statement, including any pre- and post-effective amendments thereto, in each case including the prospectus contained therein and all materials incorporated by reference therein.

              (f) "Registrable Securities" shall mean: (i) 800,000 of the Holders' Shares; and (ii) any additional shares of Common Stock of Maverick issued or issuable after the date hereof in respect of any of the foregoing securities, by way of a stock dividend or stock split; provided that as to any particular shares of Registrable Securities, such securities shall cease to constitute Registrable Securities when: (x) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of thereunder, (y) such securities are permitted to be transferred pursuant to Rule 144(k) (or any successor provision to such rule) under the Securities Act, or (z) such securities are otherwise freely transferable to the public without further registration under the Securities Act.

              (g) "SEC" shall mean the Securities and Exchange Commission.

              (h) "Securities Act" shall mean the Securities Act of 1933, as amended.


         2. Registration of Shares.

         Maverick shall use its reasonable best efforts to prepare and file, and have declared effective, with the SEC: (i) a Registration Statement under the Act covering 200,000 of the Registrable Securities on or before the first anniversary of the Closing Date; and (ii) an additional Registration Statement under the Act covering 600,000 of the Registrable Securities on or before the second anniversary of the Closing Date. The Holders shall furnish such information as may be reasonably requested by Maverick in order to include such Registrable Securities in such Registration Statements. In the event that any registration pursuant to this Section 2 is terminated or withdrawn, Maverick shall use its reasonable best efforts to prepare and file with the SEC, as soon thereafter as practicable, a new Registration Statement under the Securities Act to permit the public sale of the Registrable Securities.


         3. Registration Procedures.

         When Maverick files a Registration Statement with the SEC to register the Registrable Securities, Maverick hereby agrees to:

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

              (a) use its reasonable best efforts to cause such Registration Statement to become effective as promptly as possible and to remain effective until the earlier of: (i) the sale of all Registrable Securities covered thereby, (ii) the availability under Rule 144 for the Holders to immediately, freely resell without restriction, all Registrable Securities covered thereby, or (iii) two years from the effective date of the first Registration Statement filed by Maverick with the SEC pursuant to this Agreement or with respect to any subsequent Registration Statement, 180 days from the effective date of such Registration Statement;

              (b) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the period specified in Section 3(a) above and to comply with the provisions of the Act with respect to the disposition of all Registrable Securities covered by such Registration Statement in accordance with the intended method of disposition set forth in such Registration Statement for such period;

              (c) furnish to each Holder such number of copies of the Registration Statement and the prospectus included therein (including each preliminary prospectus) as such person may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such Registration Statement;

              (d) use its reasonable best efforts to register or qualify the Registrable Securities covered by such Registration Statement under the state securities laws of such jurisdictions as any Holder may reasonably request; provided, however, that Maverick shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

              (e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. In the event Maverick is a party to such an agreement, the Holders shall also enter into and perform its obligations under the agreement;

              (f) immediately notify each Holder at any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event as a result of which the prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required or necessary to be stated therein in order to make the statements contained therein not misleading in light of the circumstances under which they were made. Maverick will use reasonable efforts to amend or supplement such prospectus in order to cause such prospectus not to include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

              (g) prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement;

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

              (h) make available for inspection by any Holder and any attorney, accountant or other agent retained by any Holder, all financial and other records, pertinent corporate documents and properties of Maverick reasonably requested by any Holder, attorney, accountant or agent in connection with such Registration Statement, and cause Maverick's officers, directors and employees to supply all information reasonably requested by any Holder, attorney, accountant or agent in connection with such Registration Statement; provided, however, that such Holder, underwriter, attorney or accountant shall agree in writing to hold in confidence and trust all information so provided;

              (i) use its reasonable best efforts to list the Registrable Securities covered by such Registration Statement on each exchange or automated quotation system on which similar securities issued by Maverick are then listed (with the listing application being made at the time of the filing of such Registration Statement or as soon thereafter as is reasonably practicable);

              (j) notify each Holder of any threat by the SEC or state securities commission to undertake a stop order with respect to sales under the Registration Statement; and

              (k) cooperate in the timely removal of any restrictive legends from the Holders' Shares of Registrable Securities in connection with the resale of such shares covered by an effective Registration Statement.

         4. Expenses.

              (a) For the purposes of this Section 4, the term "Registration Expenses" shall mean: all expenses incurred by Maverick in complying with
Section 2 of this Agreement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for Maverick, reasonable fees and disbursements of a single special securities counsel for the Holders, fees under state securities laws, fees of the National Association of Securities Dealers, Inc., fees and expenses of listing the Registrable Securities on any securities exchange or automated quotation system on which Maverick's shares are listed and fees of transfer agents and registrars. The term "Selling Expenses" shall mean: all underwriting discounts and selling commissions applicable to the sale of the Registrable Securities and all accountable or non-accountable expenses paid to any underwriter in respect of such sale.

              (b) Except as otherwise provided herein, Maverick will pay all Registration Expenses in connection with the Registration Statements filed pursuant to Section 2 of this Agreement. All Selling Expenses in connection with any Registration Statements filed pursuant to Section 2 of this Agreement shall be borne by the Holders pro rata on the basis of the number of shares registered by each Holder whose shares of Registrable Securities are covered by such Registration Statement, or by such persons other than Maverick (except to the extent Maverick may be a seller) as they may agree.

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

         5. Obligations of the Holders.

              (a) In connection with each registration hereunder, each Holder will furnish to Maverick in writing such information with respect to it and the securities held by it and the proposed distribution by it, as shall be reasonably requested by Maverick in order to assure compliance with applicable federal and state securities laws as a condition precedent to including the Holders's Registrable Securities in the Registration Statement. Each Holder shall also promptly notify Maverick of any changes in such information included in the Registration Statement or prospectus as a result of which there is an untrue statement of material fact or an omission to state any material fact required or necessary to be stated therein in order to make the statements contained therein not misleading in light of the circumstances under which they were made.

              (b) In connection with the filing of the Registration Statement, each Holder shall furnish to Maverick in writing such information as Maverick reasonably requests for use in connection with such Registration Statement or prospectus.

              (c) In connection with each registration pursuant to this Agreement, each Holder agrees that it will not effect sales of any Registrable Securities until notified by Maverick of the effectiveness of the Registration Statement, and thereafter will suspend such sales after receipt of notice from Maverick to suspend sales to permit Maverick to correct or update a Registration Statement or prospectus. At the end of any period during which Maverick is obligated to keep a Registration Statement current, each Holder shall discontinue sales of Registrable Securities pursuant to such Registration Statement upon receipt of notice from Maverick of its intention to remove from registration the Registrable Securities covered by such Registration Statement which remains unsold, and each Holder shall notify Maverick of the number of shares registered which remain unsold immediately upon receipt of such notice from Maverick.

              6. Blackouts. If Maverick has determined in good faith: (i) that filing a Registration Statement or maintaining the effectiveness of a current Registration Statement, or that sales of Registrable Securities by the Holders pursuant to a current Registration Statement, would have a material adverse effect on Maverick or its shareholders in relation to any contemplated or pending material financing, acquisition or other corporate transaction, and that disclosure is not in the best interests of Maverick and its shareholders, or
(ii) that filing a Registration Statement or maintaining the effectiveness of a current Registration Statement, or that sales of Registrable Securities by the Holders pursuant to a current Registration Statement, would require disclosure of material non-public information, Maverick shall be entitled to postpone the filing of the Registration Statement, suspend the use by the Holders of the Registration Statement and suspend sales of Registrable Securities pursuant to such Registration Statement, as the case may be, until such time as Maverick notifies the Holders that such material information has been disclosed to the public or has ceased to be material, or that sales pursuant to such Registration Statement may otherwise be resumed; provided, however, that in no event shall such period of time exceed an aggregate of 90 calendar days during any 12-month period.

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

7. Indemnification.

              (a) Maverick agrees to indemnify, to the extent permitted by law, each Holder, such Holder's respective partners, officers and directors, any underwriters, and each Person, if any, who controls any Holders within the meaning of the Securities Act, against all losses, claims, damages, liabilities and expenses caused by: (i) any untrue statement of or alleged untrue statement of material fact contained in the Registration Statement, prospectus or preliminary prospectus or any amendment or supplement thereto, (ii) any omission of or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by Maverick of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement ("Violations"); provided, however, that the indemnity agreement contained in this Section 7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of Maverick, which consent shall not be unreasonably withheld, nor shall Maverick be liable for any loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person of such Holder.

              (b) To the extent permitted by law, each Holder shall indemnify and hold harmless Maverick, each of its officers and directors, any underwriter, each person, if any, who controls Maverick within the meaning of the Securities Act, and any other Holder selling securities under such registration statement or any of such other Holder's partners, directors or officers or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which Maverick or any such director, officer, controlling person, underwriter or other such Holder, or partner, director, officer or controlling person of such other Holder, may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation: (i) occurs in reliance upon and in conformity with information furnished by such Holder for use in connection with such registration; (ii) occurs as a result of any failure to deliver a copy of the prospectus relating to such Registration Statement, or (iii) occurs as a result of any disposition of the Registrable Securities in a manner that fails to comply with the permitted methods of distribution identified within the Registration Statement.

              (c) Any Person entitled to indemnification hereunder shall: (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party), and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

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

              (d) If the indemnification provided for in this Section 8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) described in Sections 8(a) & (b) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

              (e) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. The indemnifying party also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the indemnifying party's indemnification is unavailable for any reason. In no event shall the amount of indemnification due from any indemnifying party under this Article VIII exceed the Purchase Price.

         8. Entire Agreement. This Agreement contains the entire agreement between the parties and supercede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

         9. Amendment and Modifications. This Agreement may not be amended, modified or supplemented except by an instrument or instruments in writing signed by the party against whom enforcement of any such amendment, modification or supplement is sought; provided, however, that such amendment, modification or supplement must be approved by an agreement or consent in writing signed by Maverick and the holders of a majority of the number of Registrable Securities not yet sold to the public market by a Holder as of the date of such amendment, modification or supplement.

         10. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided, however, that no party hereto may assign its rights or delegate its obligations under this Agreement without the express prior written consent of the other party hereto. Nothing in this Agreement is intended to confer upon any person not a party hereto (and their successors and assigns) any rights, remedies, obligations or liabilities under or by reason of this Agreement.

         11. No Transfer or Assignment of Registration Rights. The registration rights set forth in this Agreement shall not be transferable or assignable by the Holders except to one or more persons or groups approved in writing by Maverick; provided, however, that each transferee agrees in writing to be subject to all the terms and conditions of this Agreement.

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MAVERICK OIL AND GAS, INC.                                   HOLDERS:

                                                         /s/ V. Raymond Harlow
                                                         -----------------------
By: /s/ Michael Garland                                  V. Raymond Harlow
    ---------------------
Name: Michael Garland                                    /s/ John Ruddy
Title: President                                       -----------------------
                                                         John Ruddy

                                                         /s/ James Parrish
                                                         -----------------------
                                                         James Parrish


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